EX-34.2
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Report of Independent Registered Public Accounting Firm

To the Management of
Holliday Fenoglio Fowler, L.P.

We have examined management's assertion, included in the accompanying Report on Assessment of Compliance with SEC Regulation AB Servicing Criteria, that Holliday Fenoglio Fowler, L.P. (the Company) complied with the servicing criteria set forth in Item 1122 (d) of the Securities and Exchange Commission's Regulation AB for the commercial mortgage-backed securities platform, as of and for the year ended December 31, 2013 except for criteria 1122(d)(1)(iii) and 1122(d)(2)(i) through 1122(d)(4)(xv) inclusive (the Applicable Servicing Criteria), which the Company has determined are not applicable to the activities performed by them with respect to the servicing platform covered by this report. See Appendix A for the asset backed transactions covered by this platform (Platform). Management is responsible for the Company's compliance with those servicing criteria. Our responsibility is to express an opinion on management's assertion about the Company's compliance with the servicing criteria based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, as adopted by the Public Company Accounting Oversight Board (United States) and, accordingly, included examining, on a test basis, evidence about the Company's compliance with the applicable servicing criteria and performing such other procedures as we considered necessary in the circumstances. Our examination included testing of less than all of the individual asset backed transactions and securities that comprise the platform, testing of less than all of the servicing activities related to the Platform and determining whether the Company processed those selected transactions and performed those selected activities in compliance with the servicing criteria. Furthermore, our procedures were limited to the selected transactions and servicing activities performed by the Company during the period covered by this report. Our procedures were not designed to determine whether errors may have occurred either prior to or subsequent to our tests that may have affected the balances or amounts calculated or reported by the Company during the period covered by this report for the selected transactions or any other transactions. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with the servicing criteria.

In our opinion, management's assertion that the Company complied with the aforementioned servicing criteria as of and for the year ended December 31, 2013 for the Platform is fairly stated, in all material respects.


/s/ Ernst & Young LLP

February 7, 2014


A member firm of Ernst & Young Global Limited


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Appendix A
Transactions Covered by Management's Assertion (the "Platform")

Banc of America Commercial Mortgage Inc. Commercial Mortgage Pass-Through Certificates Series 2006-1

Banc of America Commercial Mortgage Inc. Commercial Mortgage Pass-Through Certificates Series 2006-2

Banc of America Commercial Mortgage Inc. Commercial Mortgage Pass-Through Certificates Series 2006-3

Banc of America Commercial Mortgage Inc. Commercial Mortgage Pass-Through Certificates Series 2006-4

Banc of America Commercial Mortgage Inc. Commercial Mortgage Pass-Through Certificates Series 2006-5

Banc of America Commercial Mortgage Inc. Commercial Mortgage Pass-Through Certificates Series 2006-6

Deutsche Mortgage & Asset Receiving Corporation Commercial Mortgage Pass-Through Certificates Series 2006-C8

Banc of America Commercial Mortgage Inc. Commercial Mortgage Pass-Through Certificates Series 2007-1

Banc of America Commercial Mortgage Inc. Commercial Mortgage Pass-Through Certificates Series 2007-2

Banc of America Commercial Mortgage Inc. Commercial Mortgage Pass-Through Certificates Series 2007-3

Banc of America Commercial Mortgage Inc. Commercial Mortgage Pass-Through Certificates Series 2007-5

Banc of America Commercial Mortgage Inc. Commercial Mortgage Pass-Through Certificates Series 2008-1

Banc of America Commercial Mortgage Inc. Commercial Mortgage Pass-Through Certificates Series 2008-LS1

Merrill Lynch Mortgage Trust 2008-C1 Commercial Mortgage Pass-Through Certificates Series 2008-C1


(page)


J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-CIBC16 Commercial Mortgage Pass-Through Certificates, Series 2006-CIBC16

ML-CFC Commercial Mortgage Trust 2006-3 Commercial Mortgage Pass-Through Certificates

JPMCC Series 2006-CIBC14 Commercial Mortgage Pass-Through Certificates

JPMCC Series 2006-LDP6 Commercial Mortgage Pass-Through Certificates

Deutsche Mortgage & Asset Receiving Corporation CD 2006-CD3 Commercial Mortgage Pass-Through Certificates Series 2006-CD3

Morgan Stanley Capital I Inc. Commercial Mortgage Pass-Through Certificates Series 2006-IQ12

JPMCC Series 2006-LDP9 Commercial Mortgage Pass-Through Certificates

Morgan Stanley Capital I Inc. Commercial Mortgage Pass-Through Certificates, Series 2007-HQ11

Citigroup Commercial Mortgage Securities Inc. Commercial Mortgage Pass-Through Certificates Series CD 2007-CD4

Deutsche Mortgage & Asset Receiving Corporation Commercial Mortgage Pass-Through Certificates, Series CD 2007-CD5

J.P. Morgan Chase Commercial Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates Series 2007-CIBC18

J.P. Morgan Chase Commercial Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates Series 2007-CIBC19

Morgan Stanley Capital I Inc. Commercial Mortgage Pass-Through Certificates, Series 2007-IQ14

Morgan Stanley Capital I Inc. Commercial Mortgage Pass-Through Certificates, Series 2007-IQ15

Morgan Stanley Capital I Inc. Commercial Mortgage Pass-Through Certificates, Series 2007-IQ16

Merrill Lynch Mortgage Trust 2007-C1 Commercial Mortgage Pass-Through Certificates Series 2007-C1

Citigroup Commercial Mortgage Trust 2008-C7 Commercial Mortgage Pass-Through Certificates Series 2008-C7


(page)


J.P. Morgan Chase Commercial Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates Series 2007-C1

Deutsche Mortgage & Asset Receiving Corporation, Commercial Mortgage Pass-Through Certificates, Series 2006-CD2

Citigroup Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates Series 2006-C5

LB-UBS Commercial Mortgage Trust 2006-C1, Commercial Mortgage Pass-Through Certificates, Series 2006-C1

Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-C23

Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-C25

Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-C26

LB-UBS Commercial Mortgage Trust 2006-C4, Commercial Mortgage Pass-Through Certificates, Series 2006-C4

LB-UBS Commercial Mortgage Trust 2006-C7, Commercial Mortgage Pass-Through Certificates, Series 2006-C7

Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-C27

Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-C28

Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-C29

GE Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates Series 2006-C1

COBALT CMBS Commercial Mortgage Trust 2006-C1, Commercial Mortgage Pass-Through Certificates, Series 2006-C1

GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates Series 2006-GG6


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GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through
Certificates Series 2006-GG8

J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2006-LDP7

Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C30

J.P. Morgan Chase Commercial Mortgage Securities Trust 2007-LDP10 Commercial Mortgage Pass-Through Certificates, Series 2007-LDP10

J.P. Morgan Chase Commercial Mortgage Securities Trust 2007-LDP11 Commercial Mortgage Pass-Through Certificates, Series 2007-LDP11

LB-UBS Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C2

Greenwich Capital Mortgage Funding Corp., Commercial Mortgage Pass-Through Certificates Series 2007-GG9

COBALT CMBS Commercial Mortgage Trust 2007-C2, Commercial Mortgage Pass-Through Certificates, Series 2007-C2

ML-CFC Commercial Mortgage Trust 2007-6, Commercial Mortgage Pass-Through Certificates 2007-6

GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates Series 2007-GG10

GE Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2007-C1

Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C31

Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2007-C2

Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2007-C3

Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C32


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Citigroup Commercial Mortgage Trust, Commercial Mortgage Pass-Through
Certificates Series 2007-C6

COBALT CMBS Commercial Mortgage Trust 2007-C3, Commercial Mortgage Pass-Through Certificates, Series 2007-C3

LB-UBS Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C6

Greenwich Capital Mortgage Funding Corp., Commercial Mortgage Pass-Through Certificates Series 2007-GG11

Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C34

LB-UBS Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C7

GS Mortgage Securities Corporation II, Multifamily Mortgage Pass-Through Certificates, Series 2010-K8

GS Mortgage Securities Trust 2010-C2, Commercial Mortgage Pass-Through Certificates, Series 2010-C2

Bank of America Merrill Lynch Commercial Mortgage Inc., Multifamily Mortgage Pass-Through Certificates, Series 2010-K9

Banc of America Commercial Mortgage Inc., Multifamily Mortgage Pass-Through Certificates, Series 2010-K7

Morgan Stanley Capital I, Inc., Multifamily Pass-Through Certificates, Series 2011-K701

GS Mortgage Securities Trust 2011-GC3 Commercial Mortgage Pass-Through Certificates,Series 2011-GC3

Deutsche Mortgage Asset Receiving Corporation, Multifamily Mortgage Pass-Through Certificates, Series 2011-K11

Banc of America Multifamily Mortgage Pass-Through Certificates, Series 2011-K13

J.P. Morgan Chase Commercial Mortgage Securities Corp., Multifamily Mortgage Pass-Through Certificates, Series 2011-K702

DBUBS 2011-LC2 Mortgage Trust, DBUBS 2011-LC2 Commercial Mortgage Pass-Through Certificates


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Wells Fargo Commercial Mortgage Securities, Inc., Multifamily Mortgage
Pass-Through Certificates, Series 2011-K703

GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2011-GC5

Banc of America Merrill Lynch Commercial Mortgage Inc., Multifamily Mortgage Pass-Through Certificates, Series 2011-K704

Wells Fargo commercial Mortgage Securities, Inc., Multifamily Mortgage Pass-through Certificates, Series 2011-K15

Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates Series 2011-C2

Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates Series 2011-C3

CCRE Commercial Mortgage Securities, L.P. Commercial Mortgage Pass-Through Certificates Series 2011-C2

J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2011-FL1

GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2012-GCJ9

J.P. Morgan Chase Commercial Mortgage Securities Trust 2012-C6 Commercial Mortgage Pass-Through Certificates

Bank of America Merrill Lynch Commercial Mortgage, Inc., Multifamily Mortgage Pass-Through Certificates, Series 2012-K707

GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2012-GCJ7

Barclays Commercial Mortgage Securities LLC, Multifamily Mortgage Pass-Through Certificates, Series 2012-K708

COMM 2012-CCRE1 Mortgage Trust, COMM 2012-CCRE1 Commercial Mortgage Pass-Through Certificates

Wells Fargo Commercial Mortgage Securities, Inc. Commercial Mortgage Pass-Through Certificates, Series 2012-C8

Morgan Stanley Capital I Inc., Multifamily Mortgage Pass-Through Certificates, Series 2012-K20


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Wells Fargo Commercial Mortgage Securities, Inc. Commercial Mortgage
Pass-Through Certificates, Series 2012-LC5

COMM 2012-CCRE4 Commercial Mortgage Pass-Through Certificates

Morgan Stanley Bank of America Merrill Lynch Trust 2012-C6, Commercial Mortgage Pass-Through Certificates, Series 2012-C6

Citigroup Commercial Mortgage Securities Inc. Commercial Mortgage Pass-Through Certificates Series 2012-GC8

Wells Fargo Commercial Mortgage Securities, Inc., Multifamily Mortgage Pass-Through Certificates, Series 2012-K711

J.P. Morgan Chase Commercial Mortgage Securities Corp., Multifamily Mortgage Pass-Through Certificates, Series 2012-K706

Barclays Commercial Mortgage Securities LLC Multifamily Mortgage Pass-Through Certificates, Series 2012-K19

Wells Fargo Commercial Mortgage Securities, Inc. Multifamily Mortgage Pass-Through Certificates, Series 2012-K501

J.P. Morgan Chase Commercial Mortgage Securities Corp., Multifamily Mortgage Pass-Through Certificates, Series 2012-K23

Credit Suisse First Boston Mortgage Securities Corp., Multifamily Mortgage Pass-Through Certificates, Series 2012-K705

Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2012-C4

Barclays Commercial Mortgage Securities LLC, Multifamily Mortgage Pass-Through Certificates, Series 2012-K22

RBS Commercial Funding Inc. Commercial Mortgage Pass-Through Certificates, Series 2013-C15

Wells Fargo Commercial Mortgage Securities, Inc. Commercial Mortgage Pass-Through Certificates, Series 2013-C16

Morgan Stanley Bank of America Merrill Lynch Trust 2013-C12, Commercial Mortgage Pass-Through Certificates, Series 2013-C12

Wells Fargo Commercial Mortgage Securities, Inc. Commercial Mortgage Pass Through Certificates, Series 2013-UBS1


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Citigroup Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through
Certificates, Series 2013-GC17

Morgan Stanley Bank of America Merrill Lynch Trust 2013-C11, Commercial Mortgage Pass-Through Certificates, Series 2013-C11

Banc of America Merrill Lynch Commercial Mortgage Inc., Multifamily Mortgage Pass-Through Certificates, Series 2013-K713

Wells Fargo Commercial Mortgage Securities, Inc. Commercial Mortgage Pass-Through Certificates, Series 2013-C12

Wells Fargo Commercial Mortgage Securities, Inc., Multifamily Mortgage Pass-Through Certificates, Series 2013-K34

Banc of America Merrill Lynch Commercial Mortgage Inc., Multifamily Mortgage Pass-Through Certificates, Series 2013-K33

Barclays Commercial Mortgage Securities LLC, Multifamily Mortgage Pass-Through Certificates, Series 2013-K31

Credit Suisse First Boston Mortgage Securities Corp., Multifamily Mortgage Pass-Through Certificates, Series 2013-K30

Wells Fargo Commercial Mortgage Securities, Inc., Multifamily Mortgage Pass-Through Certificates, Series 2013-K26

Banc of America Merrill Lynch Commercial Mortgage Inc., Multifamily Mortgage Pass-Through Certificates, Series 2013-K25

Wells Fargo Commercial Mortgage Securities, Inc., Multifamily Mortgage Pass-Through Certificates, Series 2013-K29

GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2013-GCJ14

JPMBB Commercial Mortgage Securities Trust 2013-C15, Commercial Mortgage Pass-Through Certificates, Series 2013-C15

COMM 2013-CCRE12 Mortgage Trust, Commercial Mortgage Pass-Through Certificates

COMM 2013-CCRE6 Mortgage Trust, Commercial Mortgage Pass-Through Certificates

Wells Fargo Commercial Mortgage Securities, Inc. Commercial Mortgage Pass-Through Certificates, Series 2013-C14


(page)


Citigroup Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2013-GC15

COMM 2013-CCRE10 Mortgage Trust, Commercial Mortgage Pass-Through Certificates

Citigroup Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2013-GCJ11

Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8, Commercial Mortgage Pass-Through Certificates, Series 2013-C8

Citigroup Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2013-GC17

COMM 2013-CCRE9 Commercial Mortgage Pass-Through Certificates

Wells Fargo Commercial Mortgage Securities, Inc., Multifamily Mortgage Pass-Through Certificates, Series 2013-K26

GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2013-GC10

COMM 2013-CCRE13 Mortgage Trust, Commercial Mortgage Pass-Through Certificates

Wells Fargo Commercial Mortgage Securities, Inc. Commercial Mortgage Pass Through CertificatesC2, Series 2013-C18

Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass Through Certificates, Series 2013-LC12

J.P. Morgan Chase Commercial Mortgage Securities Trust 2013-C16, Commercial Mortgage Pass-Through Certificates, Series 2013-C16

GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2013-GCJ16

RBS Commercial Funding Inc. Commercial Mortgage Pass Through Certificates, Series 2013-C17

Morgan Stanley Bank of America Merrill Lynch Trust 2013-C13, Commercial Mortgage Pass-Through Certificates, Series 2013-C13